                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                         -----------------------------

                                      8-K

                            -----------------------



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  December 15, 1997
                                                           -----------------

                      EQCC HOME EQUITY LOAN TRUST 1996-4
  ---------------------------------------------------------------------------
       (Exact name of registrant as specified in governing instruments)



                                 33-99344
    Delaware                     33-99344-01                   59-3413237
------------------          -----------------------       --------------------
(State or other                (Commission File              (IRS Employer
jurisdiction of                  Number)                    Identification No.)
  organization)


       10401 Deerwood Park Boulevard, Jacksonville, Florida       32256
--------------------------------------------------------------------------------
            (Address of principal offices)                      (Zip Code)



Registrant's telephone number, including area code:          (904) 987-5000
                                                   -----------------------------



                                Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




                                              Total Number of Pages  9
                                                Exhibit Index Located at Page 5

Items 1 through 4, Item 6, and Item 8 are not included because they are not applicable.


Item 5.  Other Events.


(a) Merger. On September 26, 1994, EquiCredit Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Barnett Banks, Inc. ("Barnett Banks") and a Delaware corporation to be formed as wholly-owned subsidiary of Barnett Banks (the "Merger
Subsidiary"). The transaction was consummated on January 27, 1995.


(b) On August 15, 1996, (the "August Remittance Date") a scheduled distribution was made from EQCC Home Equity Loan Trust 1996-2 to holders of Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates and Class A-5 Certificates. The information contained in the Trustee's Remittance Report in respect of the August Remittance Date, attached hereto as Exhibit 99, is hereby incorporated by reference.

As of October 1, 1993, Old Stone Credit Corporation is n/k/a EquiCredit Corporation of America.


Item 7.   Financial Statements and Exhibits.

      (a)  Financial Statements - Not Applicable

      (b)  Pro Forma Financial Information - Not Applicable

      (c)  Exhibits
                (Exhibit numbers conform to Item 601 of Regulation S-K):


           99 Trustee's Remittance Report in respect of the August Remittance Date.








              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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                                      Signatures


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned hereto duly authorized.




                                       EQCC HOME EQUITY LOAN TRUST 1996-4
                                                  (Registrant)

                                       EQUICREDIT CORPORATION OF AMERICA
                                               as Representative



December 15, 1997                      BY: /s/ JOHN D. EVANS, JR.
                                          -------------------------------------
                                              John D. Evans, Jr
                                              Senior Vice President

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
                                  INDEX TO EXHIBITS
                                  -----------------
                                                                                    Sequentially
EXHIBIT                                                                               Numbered
NUMBER                                Exhibit                                          Page
-------                               -------                                       ------------

99--     Trustee's Remittance Report in respect of the August Remittance Date.            7










                     [  THIS SPACE IS INTENTIONALLY LEFT BLANK  ]